UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
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VERU INC.
(Name of Registrant as Specified in Its Charter)
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VERU INC.
48 NW 25th Street
Suite 102
Miami, Florida 33127
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MARCH 23, 2021
To the Shareholders of Veru Inc.:
Notice is hereby given that the Annual Meeting of Shareholders (the “Annual Meeting”) of Veru Inc. (the “Company”) will be held at the Company's headquarters, 48 NW 25th Street, Suite 102, Miami, Florida 33127, on March 23, 2021 at 10:00 a.m., local time, for the following purposes:
1.	To elect six members to the Board of Directors, the names of whom are set forth in the accompanying proxy statement, to serve until the 2022 Annual Meeting of Shareholders.
2.	To consider and act upon a proposal to ratify the appointment of RSM US LLP, independent registered public accounting firm, as the Company's auditors for the fiscal year ending September 30, 2021.
3.	To transact such other business as may properly come before the Annual Meeting and any adjournments thereof.
We are pleased to take advantage of the Securities and Exchange Commission rules that allow companies to furnish their proxy materials over the Internet. As a result, we are mailing to many of our shareholders a Notice of Internet Availability of Proxy Materials (the “Internet Availability Notice”) instead of a paper copy of this Proxy Statement and our 2020 Annual Report to Shareholders. The Internet Availability Notice contains instructions on how to access those documents over the Internet. All shareholders who do not receive an Internet Availability Notice will receive a paper copy of the proxy materials by mail.
The Internet Availability Notice also contains instructions on how to request a paper copy of our proxy materials, including this Proxy Statement, our 2020 Annual Report to Shareholders and a form of proxy or voting instruction card. The proxy materials sent to you will include a proxy card that will provide you with instructions to cast your vote on the Internet and a telephone number you may call to cast your vote, or you may complete, sign and return the proxy card by mail.
By Order of the Board of Directors,

Philip R. Greenberg
Secretary
Miami, Florida
January 28, 2021

Shareholders of record at the close of business on January 12, 2021 are entitled to vote at the Annual Meeting. Your vote is important to ensure that a majority of the stock is represented. Whether or not you plan to attend the meeting in person, please vote your shares by phone, via the Internet or, if you received paper copies of these proxy materials, by completing, signing, dating and returning the enclosed proxy card at your earliest convenience. Your vote is being solicited by the Board of Directors of the Company. If you later find that you may be present at the meeting or for any other reason desire to revoke your proxy, you may do so at any time before it is voted. Shareholders holding shares in brokerage accounts (“street name” holders) who wish to vote at the meeting will need to obtain a proxy form and voting instructions from the institution that holds their shares.
Shareholders of record may also vote by the Internet or telephone. Voting by the Internet or telephone is fast, convenient, and your vote is immediately confirmed and tabulated. Most important, by using the Internet or telephone, you help us reduce postage and proxy tabulation costs. The Internet and telephone voting facilities will close at 11:59 p.m. Eastern Time on March 22, 2021.
Or, if you received a paper copy of the proxy materials, you can return the enclosed proxy card in the envelope provided.
PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING OVER THE INTERNET OR BY TELEPHONE.

VERU INC.
48 NW 25th Street
Suite 102
Miami, Florida 33127
PROXY STATEMENT
FOR THE 2021 ANNUAL MEETING OF SHAREHOLDERS
Important Notice Regarding the Availability of Proxy Materials for the
2021 Annual Meeting of Shareholders to be Held on March 23, 2021:
This Proxy Statement and the Accompanying Annual Report
are Available at: www.proxyvote.com
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Veru Inc. (the “Company”) to be voted at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held at the Company's headquarters, 48 NW 25th Street, Suite 102, Miami, Florida 33127, 10:00 a.m., local time, on Tuesday, March 23, 2021, and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting. A copy of our 2020 Annual Report to Shareholders, this Proxy Statement and accompanying proxy card are being distributed, furnished or otherwise made available beginning on or about January 28, 2021. Additionally, we are mailing the Notice of Internet Availability of Proxy Materials (the “Internet Availability Notice”) on or about January 28, 2021.
GENERAL INFORMATION
Proxies and Voting Procedures
In accordance with rules and regulations adopted by the Securities and Exchange Commission (the “SEC”), we have elected to furnish our proxy materials to our shareholders by providing access to such documents on the Internet. Accordingly, an Internet Availability Notice has been mailed to many of our shareholders, while other shareholders have instead received paper copies of the documents accessible on the Internet. Shareholders that received the Internet Availability Notice have the ability to access the proxy materials on a website referred to in the Internet Availability Notice or request that a printed set of proxy materials be sent to them by following the instructions in the Internet Availability Notice.
Most shareholders have a choice of voting over the Internet, by telephone, by using a traditional proxy card or by attending the Annual Meeting and voting in person by ballot. Shareholders who have received paper copies of these proxy materials (including the form of proxy), may complete, sign, date and return the enclosed proxy card in the accompanying self-addressed postage pre-paid envelope or may vote over the Internet or by telephone. If your shares are held of record in “street name” by a broker, nominee, fiduciary or other custodian, please follow the voting instructions given by the broker, nominee, fiduciary or other custodian. If Internet and telephone voting are available to you, you can find voting instructions in the materials accompanying this Proxy Statement. The Internet and telephone voting facilities will close at 11:59 p.m. (Eastern Time) on March 22, 2021. Please be aware that if you vote over the Internet or by telephone, you may incur costs such as telephone and Internet access charges for which you will be responsible.
The Board of Directors knows of no business which will be presented at the Annual Meeting other than the matters referred to in the accompanying Notice of Annual Meeting. However, if any other matters are properly presented at the Annual Meeting, it is intended that the persons named in the proxy will vote on such matters in accordance with their judgment. Shares represented by properly executed proxies received on behalf of the Company will be voted at the Annual Meeting (unless revoked prior to their vote) in the manner specified therein. A shareholder will be able to revoke his or her proxy until it is voted. If no instructions are specified in a signed proxy returned to the Company, the shares represented thereby will be voted FOR: (1) the election of the directors listed in the enclosed proxy; and (2) the proposal to ratify the appointment of RSM US LLP as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2021 (the “Auditor Ratification Proposal”).
Shareholders may revoke proxies (including an Internet or telephone vote) at any time to the extent they have not been exercised by giving written notice to the Company or by a later executed proxy via the Internet, by telephone or by mail. Attendance at the Annual Meeting will not automatically revoke a proxy, but a shareholder attending the Annual Meeting may request a ballot and vote in person, thereby revoking a prior granted proxy.

Shareholders Entitled to Vote
Only holders of the Company's common stock, par value $0.01 per share (the “Common Stock”) whose names appear of record on the books of the Company at the close of business on January 12, 2021 (the “Record Date”), are entitled to vote at the Annual Meeting. On the Record Date, there were 71,906,903 shares of Common Stock outstanding. Each share of Common Stock outstanding on the Record Date is entitled to one vote on each matter to be presented at the Annual Meeting.
Quorum; Required Vote
A majority of the votes entitled to be cast with respect to each matter submitted to the shareholders, represented either in person or by proxy, shall constitute a quorum with respect to such matter. Under Wisconsin law, directors are elected by plurality, meaning that the six individuals receiving the largest number of votes are elected as directors. Approval of the Auditor Ratification Proposal requires the number of votes cast in favor of the proposal to exceed the number of votes cast against the proposal. Abstentions and broker non-votes (i.e., shares held by brokers in street name, voting on certain matters due to discretionary authority or instruction from the beneficial owners but not voting on other matters due to lack of authority to vote on such matters without instructions from the beneficial owners) will count toward the quorum requirement but will not count toward the determination of whether directors are elected or whether the Auditor Ratification Proposal is approved.

PROPOSAL 1: ELECTION OF DIRECTORS
The Board of Directors has established the number of directors at six. The Board of Directors has nominated Mitchell S. Steiner, M.D., F.A.C.S., Mario Eisenberger, M.D., Harry Fisch, M.D., F.A.C.S., Jesus Socorro, Michael L. Rankowitz and Grace Hyun, M.D., for election as directors, all to serve until the 2022 Annual Meeting of Shareholders.
All of the nominees are incumbent directors. We anticipate that the nominees for election as directors will be candidates when the election is held. However, if any of the nominees should be unable or unwilling to serve, the proxies, pursuant to the authority granted to them by the Board of Directors, will have discretionary authority to select and vote for substituted nominees (except where the proxy withholds authority with respect to the election of directors).
Below is information as of the date of this Proxy Statement about each nominee for election to our Board of Directors at the Annual Meeting. The information presented includes information each nominee has given us about his or her age, his or her principal occupation and business experience for the past five years, and the names of other publicly-held companies of which he or she currently serves as a director or has served as a director during the past five years. The information presented also includes, under the heading “Director Qualifications,” a description for each nominee of the specific experience, qualifications, attributes and skills that led to the conclusion that he or she should serve as a director. Our Nominating and Corporate Governance Committee regularly evaluates the mix of experience, qualifications, attributes and skills of our directors using a matrix of areas that the Committee considers important for our business. In addition to the information presented below regarding the nominee's specific experience, qualifications, attributes and skills that led the Nominating and Corporate Governance Committee to the conclusion that the nominee should serve as a director, the Nominating and Corporate Governance Committee also considered the qualifications and criteria described below under “Corporate Governance Matters – Director Nominations” with the objective of creating a complementary mix of directors.
Nominees for Election as Directors
MITCHELL S. STEINER, M.D., F.A.C.S.
Age: 60; Elected Director: 2016; Present Term Ends: 2021 Annual Meeting
Mitchell S. Steiner, M.D., F.A.C.S. has served as President and Chief Executive Officer of the Company and as a director of the Company since October 2016 and as Chairman of the Board since March 2018. Dr. Steiner was the co-founder of Aspen Park Pharmaceuticals, Inc. (“Aspen Park”), and served as Aspen Park's Chief Executive Officer, President and Vice Chairman of the Board from July 2014 to October 2016. From 2014 to 2016, Dr. Steiner was a consultant and then the President, Urology and member of senior management of OPKO Health, Inc. (NASDAQ:OPK) and had responsibilities for the launch, marketing, sales and reimbursement of 4Kscore prostate cancer test to urologists and primary care physicians. Dr. Steiner was also the co-founder of GTx, Inc., a men’s health and oncology public company, where he served as Chief Executive Officer and Vice Chairman of Board of Directors from 1997 to 2014. Dr. Steiner is a Board Certified Urologist and a Fellow of the American College of Surgeons and has held numerous academic appointments, including Assistant Professor of Urology, Cell Biology, and Pathology at Vanderbilt School of Medicine from 1993 to 1995 and Chairman and Professor of Urology, Director of Urologic Oncology and Research and the Chair of Excellence in Urologic Oncology at the University of Tennessee from 1995 to 2004. Dr. Steiner holds a B.A. in Molecular Biology and Chemistry from Vanderbilt University and an M.D. from the University of Tennessee. He performed his surgical and urologic training at The Johns Hopkins Hospital and postdoctoral research fellow in cell biology at Vanderbilt School of Medicine.
Director Qualifications
Dr. Steiner's medical background and extensive leadership and management experience, including strategic planning, marketing, new product development, market research, operations, corporate communication, corporate transactions, as well as a deep knowledge of the Company's industry, business and strategic evolution and his experience as the President, Chief Executive Officer and co-founder of Aspen Park, all led to the conclusion that he should serve as a director and Chairman, President and Chief Executive Officer of the Company.

MARIO EISENBERGER, M.D.
Age: 71; Elected Director: 2016; Present Term Ends: 2021 Annual Meeting
Mario Eisenberger, M.D. has served as a director of the Company since October 2016. Dr. Eisenberger currently is the Dale Hughes Professor of Oncology at The Johns Hopkins University and has been in the full-time faculty since 1993. From 2010 to 2014, Dr. Eisenberger founded Oncology Trials Insights, Inc., a privately held clinical trials management company. Since 2010, Dr. Eisenberger has also served as an ad-hoc member of the Oncologic Drugs Advisory Committee of the FDA. Since 1988, he has served in advisory, strategic and data safety monitoring boards, including Bristol-Myers Squibb, Sanofi, Astellas, Schering Plough, Auguron, AKZO, Dupont, Rhone-Poulenc Rorer, Aventis, Jansen, Ipsen, Active Biotech, Medivation, Tokai, Xanthus, Cytogen, Ortho Biotech, Merck-Sharp and Dohme, Tyme, Inc., Ferring and Bayer. From 1984 to 1998, Dr. Eisenberger held the position of head of the advanced prostate cancer committee and vice chair of the genitourinary cancer of the Southwest Oncology Group. From 1984 to 1993, he served as Professor of Oncology at The University of Maryland. From 1984 to 1989, he was the Chief of Oncology at the Baltimore VAH. From 1982 to 1984, he was a Senior Investigator at the Cancer Therapy Evaluation Program of the National Institute in charge of coordinating extramural clinical research in urological cancers. From 1976 to 1982, he served in the faculty of the University of Miami. Dr. Eisenberger obtained his M.D. at the Federal University of Rio de Janeiro Brazil in 1972 and is board certified in Internal Medicine and Medical Oncology.
Director Qualifications
Dr. Eisenberger’s medical background and broad business experience in the pharmaceutical industry led to the conclusion that he should serve as a director of the Company.
HARRY FISCH, M.D., F.A.C.S.
Age: 62; Elected Director: 2016; Present Term Ends: 2021 Annual Meeting
Harry Fisch, M.D., F.A.C.S. has served as a director of the Company since October 2016, as Vice Chairman of the Board since March 2018 and as Chief Corporate Officer of the Company since January 2018. Dr. Fisch was the co-founder of Aspen Park and served as the Chairman of the Board and Chief Scientific Officer of Aspen Park from July 2014 to October 2016. Since 1994, Dr. Fisch has served as the Chief Executive Officer and President of Millennium Sciences, Inc. Dr. Fisch has also had numerous academic and clinical appointments including Clinical Professor of Urology and Reproductive Medicine at Weill College of Medicine, Cornell University since 2009, Director of the Male Reproductive Center at Albert Einstein College of Medicine/Montefiore Medical Center from 1998 to 1999 and Professor of Clinical Urology at Columbia University, College of Physicians and Surgeons from 1999 to 2009. Dr. Fisch is a Board Certified Urologist and a Fellow of the American College of Surgeons. Dr. Fisch holds a B.A. in Chemistry from the State University of New York at Binghamton, an M.D. from Mount Sinai School of Medicine, New York, and performed his surgical and urologic training at Albert Einstein College of Medicine/Montefiore Medical Center.
Director Qualifications
Dr. Fisch’s medical background, experience in the pharmaceutical industry and deep understanding of the Company's industry, business and strategic evolution, as well as his experience as the Chairman of the Board, Chief Scientific Officer and a co-founder of Aspen Park, all led to the conclusion that he should serve as a director of the Company.
JESUS SOCORRO
Age: 45; Elected Director: 2017; Present Term Ends: 2021 Annual Meeting
Mr. Socorro has served as a director of the Company since March 2017. Since January 2021, Mr. Socorro has been a Partner with BDO USA, LLP, one of the nation’s leading accounting and advisory firms. From March 2014 until January 2021, Mr. Socorro was the Managing Principal of the Risk & Transaction Advisory practice of Morrison, Brown, Argiz & Farra, LLC, a nationally recognized accounting and advisory firm headquartered in Miami, Florida. From August 1999 to November 2002 and from May 2004 to March 2014, Mr. Socorro was employed by Ernst & Young LLP, with a last position held as an Audit Senior Manager. From November 2002 to November 2003, Mr. Socorro served as the Technical Accounting Manager for LNR Property Corporation and from November 2003 to May 2004, he was an Audit Manager with BDO USA, LLP. Mr. Socorro received his M.B.A. from Northwestern University’s J.L. Kellogg School of Management in 2007.

He is a Certified Public Accountant licensed in Florida, New York and Colorado, and served as a governor-appointed member of the Florida Board of Accountancy from December 2016 through November 2020, including as its Chair in 2020. Mr. Socorro is also an NACD Board Leadership Fellow.
Director Qualifications
Mr. Socorro's background and experience in public accounting and his qualification as an “audit committee financial expert” under SEC rules led to the conclusion that he should serve as a director of the Company.
MICHAEL L. RANKOWITZ
Age: 63; Elected Director: 2018; Present Term Ends: 2021 Annual Meeting
Michael L. Rankowitz has served as a director of the Company since March 2018. Mr. Rankowitz has served as a Senior Advisor at Morgan Stanley since 2001. From 1980 to 2001, Mr. Rankowitz was a managing director at Morgan Stanley, where he also served as a co-head of Global High Yield and was responsible for risk management, research and sales for high yield, emerging markets, bank debt and distressed securities. Mr. Rankowitz has held directorships with NF Investment Corp., Carlyle Funds, 1st Tee of Metropolitan New York, Discover Card, Clarent Hospital Corp., New York Racing Authority, International Dyslexia Association - New York Branch, Trinity School (New York) and Browning School (New York). He has a B.S. in Mathematics from the University of Vermont.
Director Qualifications
Mr. Rankowitz’s extensive experience in investment banking, particularly in corporate finance transactions and risk management, led to the conclusion that he should serve as a director of the Company.
GRACE HYUN, M.D.
Age: 49; Elected Director: 2020; Present Term Ends: 2021 Annual Meeting
Grace Hyun, M.D., has served as a director of the Company since August 2020. Ms. Hyun has served as a Director of Pediatric Urology at NYU Langone Hospital-Brooklyn and a Clinical Associate Professor at NYU Langone School of Medicine since 2017. From 2011 to 2017, Ms. Hyun served as an Associate Director of Pediatric Urology at The Mount Sinai Medical Center and as an Assistant Professor at The Mount Sinai School of Medicine. She has served as a board member to the New York Section of the American Urological Association, the New York Academy of Medicine and the Societies of Pediatric Urology. She received her MD from Cornell University Medical School and has a B.A. in History from Columbia University.
Director Qualifications
Ms. Hyun's medical background and deep understanding of the Company's industry led to the conclusion that she should serve as a director of the Company.
The Board of Directors recommends that shareholders vote FOR all nominees.

DIRECTORS MEETINGS AND COMMITTEES
Directors and Director Attendance
The Board of Directors currently consists of six members: Mitchell S. Steiner, M.D., F.A.C.S., Mario Eisenberger, M.D., Harry Fisch, M.D., F.A.C.S., Jesus Socorro, Michael L. Rankowitz and Grace Hyun, M.D. At each annual meeting of shareholders, directors are elected for a term of one year to succeed those directors whose terms are expiring.
Our Board of Directors has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The Board of Directors held nine meetings during the Company's fiscal year ended September 30, 2020. Each of the incumbent directors attended at least 75% of the aggregate of (1) the total number of meetings of the Board of Directors and (2) the total number of meetings held by all committees of the Board of Directors on which he or she served, if any.
The chart below identifies the current members of each of these committees, along with the number of meetings held by each committee during the fiscal year ended September 30, 2020:
	Audit	Compensation	Nominating and Corporate Governance
Number of Meetings:	5	5	4
Name of Member:
Mario Eisenberger, M.D.	X	X	X*
Jesus Socorro	X*	X	X
Michael L. Rankowitz	X	X*	X
X = committee member; * = current committee chairperson
Audit Committee
The responsibilities of the Audit Committee, in addition to such other duties as may be specified by our Board of Directors, include the following: (1) responsibility for selecting, evaluating and, where appropriate, replacing the independent registered public accounting firm for the Company; (2) review of the timing, scope and results of the independent registered public accounting firm's audit examination; (3) review of periodic comments and recommendations by the independent registered public accounting firm and of our response thereto; (4) review of our financial statements; and (5) review of the scope and adequacy of our internal accounting controls. The Audit Committee is an audit committee for purposes of Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Audit Committee's report required by the rules of the SEC appears on page 10.
Compensation Committee
The Compensation Committee (1) reviews and approves the goals and objectives relating to the compensation of our Chief Executive Officer and other executive officers, and determines the compensation of those executive officers, including salary rates, participation in incentive compensation and benefit plans, fringe benefits, non-cash perquisites and other forms of compensation; (2) reviews and makes recommendations to our Board of Directors with respect to incentive compensation plans and equity-based plans; (3) administers our stock incentive, equity-based and other employee benefit plans in accordance with the responsibilities assigned to the Committee under any and all such plans; and (4) reviews and makes recommendations to our Board of Directors with respect to the compensation of our outside directors. The Compensation Committee's charter requires that the Company provide the Compensation Committee with adequate funding to engage any compensation consultants or other advisers the Compensation Committee deems it appropriate to engage. During fiscal 2020 and fiscal 2021 to date, the Compensation Committee did not engage any consultants to assist it in reviewing the Company's compensation practices and levels.
Management plays a significant role in assisting the Compensation Committee in its oversight of compensation. Management's role includes assisting the Compensation Committee with evaluating employee performance, establishing individual performance targets and objectives, recommending salary levels and equity incentive grants, and providing financial data on company performance, calculations and reports on achievement of performance objectives, and other information requested by the Compensation Committee. The Chief Executive Officer works with the Compensation Committee in making recommendations regarding overall compensation policies and plans as well as specific compensation levels for the named executive officers and other key employees, other than the Chief Executive Officer. Members of management who were present during a part of the Compensation Committee meetings in fiscal 2020 and the first part of fiscal 2021 included the Chairman, President and Chief Executive Officer and the Chief Financial Officer and Chief Administrative Officer. The Compensation Committee makes all decisions regarding the compensation of the Chief Executive Officer without the Chief Executive Officer or any other member of management present.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee, in addition to such other duties as may be specified by our Board of Directors, identifies and recommends to our Board of Directors nominees for election to the Board of Directors, reviews and makes recommendations to our Board of Directors regarding the size and composition of the Board of Directors and the committees of our Board of Directors and reviews and recommends to our Board of Directors corporate governance policies and practices for the Company.
Charters of Committees
The Board of Directors has adopted, and may amend from time to time, a written charter for each of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. We make available on our website for investors at www.verupharma.com/investors, free of charge, copies of each of these charters. We are not including the information contained on or available through our website as a part of, or incorporating such information by reference into, this Proxy Statement.

CORPORATE GOVERNANCE MATTERS
We are committed to establishing and maintaining high standards of corporate governance, which are intended to serve the long-term interests of the Company and our shareholders. Our Board of Directors has adopted Corporate Governance Guidelines which can be found on our website for investors at www.verupharma.com/investors.
Director Independence
Our Board of Directors has reviewed the independence of the nominees for election to the Board of Directors at the Annual Meeting under the applicable standards of the NASDAQ Stock Market. Based on this review, our Board of Directors determined that each of the following directors is independent under the listing standards of the NASDAQ Stock Market:
(1)	Mario Eisenberger, M.D.
(2)	Jesus Socorro
(3)	Michael L. Rankowitz
(4)	Grace Hyun, M.D.
Based upon such standards, Mitchell S. Steiner, M.D., F.A.C.S. and Harry Fisch, M.D., F.A.C.S. are the only directors who are not independent because Dr. Steiner is our President and Chief Executive Officer and Dr. Fisch is an employee and a significant shareholder of the Company.
Board Leadership Structure
Historically, we have generally had the same person serving as the Chief Executive Officer and as Chairman of the Board of Directors. Mitchell S. Steiner, M.D., F.A.C.S., our President and Chief Executive Officer, has also served as Chairman of the Board since March 2018. Although we believe that the combination of the Chairman and Chief Executive Officer roles is appropriate under current circumstances, we will continue to review this issue periodically to determine the most appropriate Board leadership structure based on the relevant facts and circumstances.
The Board's Role in Risk Oversight
The role of our Board of Directors in our risk oversight process includes receiving reports from members of our senior management on areas of material risk to the Company, including operational, financial, legal and regulatory, and strategic and reputational risks. The Board has authorized the Audit Committee to oversee and periodically review our enterprise risk assessment and enterprise risk management policies.
Director Nominations
We have a standing Nominating and Corporate Governance Committee. Based on the review described under “Corporate Governance Matters — Director Independence,” our Board of Directors has determined that each member of the Nominating and Corporate Governance Committee is independent under the applicable standards of the NASDAQ Stock Market.
The Nominating and Corporate Governance Committee will consider director nominees recommended by our shareholders. A shareholder who wishes to recommend a person or persons for consideration as a nominee for election to the Board of Directors must send a written notice by mail, c/o Secretary, Veru Inc., 48 NW 25th Street, Suite 102, Miami, Florida 33127, that sets forth: (1) the name, address (business and residence), date of birth and principal occupation or employment (present and for the past five years) of each person whom the shareholder proposes to be considered as a nominee; (2) the number of shares of our Common Stock beneficially owned (as defined by Section 13(d) of the Securities Exchange Act of 1934) by each such proposed nominee; (3) any other information regarding such proposed nominee that would be required to be disclosed in a definitive proxy statement to shareholders prepared in connection with an election of directors pursuant to Section 14(a) of the Securities Exchange Act of 1934; and (4) the name and address (business and residential) of the shareholder making the recommendation and the number of shares of our Common Stock beneficially owned (as defined by Section 13(d) of the Securities Exchange Act of 1934) by the shareholder making the recommendation. We may require any proposed nominee to furnish additional information as may be reasonably required to determine the qualifications of such proposed nominee to serve as a director of the Company. Shareholder recommendations will be considered only if received no less than 120 days nor more than 150 days before the date of the proxy statement sent to shareholders in connection with the previous year's annual meeting of shareholders.
The Nominating and Corporate Governance Committee will consider any nominee recommended by a shareholder in accordance with the preceding paragraph under the same criteria as any other potential nominee. The Nominating and Corporate Governance Committee believes that a nominee recommended for a position on our Board of Directors must have an appropriate mix of director characteristics, experience, diverse perspectives and skills. For new potential board members, the Nominating and Corporate Governance Committee will in the first instance consider the independence of the potential member and the appropriate size of the board and then the qualifications of the proposed member. Qualifications of a prospective nominee that may be considered by the Nominating and Corporate Governance Committee include:
•	personal integrity and high ethical character;
•	professional excellence;
•	accountability and responsiveness;
•	absence of conflicts of interest;
•	fresh intellectual perspectives and ideas; and
•	relevant expertise and experience and the ability to offer advice and guidance to management based on that expertise and experience.
We do not have a formal policy for the consideration of diversity by our Nominating and Corporate Governance Committee in identifying nominees for director. Diversity is one of the factors the Nominating and Corporate Governance Committee may consider and in this respect diversity may include race, gender, national origin or other characteristics.
Grace Hyun, M.D. was recommended for appointment to the Company's Board of Directors by a non-management director and appointed to the Board of Directors effective August 11, 2020 after consideration by the Nominating and Corporate Governance Committee.
Communications between Shareholders and the Board of Directors
We have placed on our website for investors located at www.verupharma.com/investors a description of the procedures for shareholders to communicate with our Board of Directors, a description of our policy for our directors and nominee directors to attend the Annual Meeting and the number of directors who attended last year's annual meeting of shareholders.
Code of Business Ethics
We have adopted a Code of Business Ethics that applies to all of our employees, including our principal executive officer, principal financial officer and principal accounting officer. A copy of the Code of Business Ethics is available on our website for investors which is located at www.verupharma.com/investors. We also intend to disclose any amendments to, or waivers from, the Code of Business Ethics on our website.

AUDIT COMMITTEE MATTERS
Report of the Audit Committee
The Audit Committee is currently comprised of three members of our Board of Directors. Based upon the review described above under “Corporate Governance Matters — Director Independence,” our Board of Directors has determined that each member of the Audit Committee is independent as defined in the listing standards of the NASDAQ Stock Market and the rules of the SEC. The duties and responsibilities of our Audit Committee are set forth in the Audit Committee Charter.
The Audit Committee has:
•	reviewed and discussed our audited financial statements for the fiscal year ended September 30, 2020, with our management and with our independent registered public accounting firm;
•	discussed with our independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC; and
•
received and discussed with our independent registered public accounting firm the written disclosures and the letter from our independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the audit committee concerning independence.

Based on such review and discussions with management and the independent registered public accounting firm, the Audit Committee recommended to our Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2020 for filing with the SEC.
AUDIT COMMITTEE:
Jesus Socorro (Chairperson)
Mario Eisenberger, M.D.
Michael L. Rankowitz
Fees of Independent Registered Public Accounting Firm
The following table summarizes the fees we paid for audit and non-audit services rendered by our independent registered public accounting firm, RSM US LLP, during fiscal 2020 and 2019:
Service Type	Fiscal 2020	Fiscal 2019
Audit Fees(1)	$507,000	$479,700
Audit-Related Fees	—	—
Tax Fees(2)	61,400	61,700
All Other Fees	—	—
Total Fees	$568,400	$541,400
(1)
Consists of fees for the audit of the Company’s consolidated financial statements for the years ended September 30, 2020 and 2019, review of financial information included in the Company’s quarterly reports on Form 10-Q for fiscal 2020 and fiscal 2019, fees for the statutory audits of the foreign entities and consents and assistance with documents filed by the Company with the SEC.

(2)
Consists of fees relating to the preparation of the Company's corporate income tax returns and related informational filings, review of foreign tax structuring and preparation of foreign income tax returns.

The Audit Committee of the Board of Directors of the Company considered that the provision of the services and the payment of the fees described above are compatible with maintaining the independence of RSM US LLP.
The Audit Committee is responsible for reviewing and pre-approving any non-audit services to be performed by our independent registered public accounting firm. The Audit Committee has delegated its pre-approval authority to the Chairperson of the Audit Committee to act between meetings of the Audit Committee. Any pre-approval given by the Chairperson of the Audit Committee pursuant to this delegation is presented to the full Audit Committee at its next regularly scheduled meeting. The Audit Committee or Chairperson of the Audit

Committee reviews and, if appropriate, approves non-audit service engagements, taking into account the proposed scope of the non-audit services, the proposed fees for the non-audit services, whether the non-audit services are permissible under applicable law or regulation and the likely impact of the non-audit services on the independence of the independent registered public accounting firm.
Each new engagement of our independent registered public accounting firm to perform non-audit services set forth in the table above has been approved in advance by the Audit Committee or the Chairperson of the Audit Committee pursuant to the foregoing procedures.
Audit Committee Financial Expert
Our Board of Directors has determined that one of the members of the Audit Committee, Jesus Socorro qualifies as an “audit committee financial expert” as defined by the rules of the SEC based on his work experience and education.

EXECUTIVE OFFICERS
The names of, and certain information regarding, executive officers of the Company who are not directors or director nominees as of the date of this Proxy Statement, are set forth below.
Name	Age	Position
Michele Greco	62	Chief Financial Officer and Chief Administrative Officer of the Company
K. Gary Barnette	53	Chief Scientific Officer of the Company
MICHELE GRECO
Age: 62; Chief Financial Officer and Chief Administrative Officer
Ms. Greco has served as Chief Financial Officer of the Company since March 2018 and as Chief Administrative Officer of the Company since December 2017. Ms. Greco served as Executive Vice President of Finance of the Company from October 2016 to March 2018, as Executive Vice President and Chief Financial Officer of the Company from December 2014 to October 2016 and as Vice President and Chief Financial Officer of the Company from January 2013 to December 2014. Ms. Greco is a CPA with nearly 30 years of experience in public accounting with Ernst & Young LLP. From January 2011 to February 2012, Ms. Greco provided consulting services to Systems Research Incorporated as a recruiter of finance professionals. From March 2009 to January 2011, Ms. Greco was involved in a series of personal business ventures. From 1994 to March 2009, Ms. Greco served as an audit partner with Ernst & Young LLP. Ms. Greco joined Ernst & Young LLP in 1981.
K. GARY BARNETTE
Age: 53; Chief Scientific Officer
Dr. Barnette has served as Chief Scientific Officer of the Company since September 2018. Dr. Barnette served as Senior Vice President of Scientific and Regulatory Affairs of Camargo Pharmaceutical Services (“Camargo”), a provider of drug development services specializing in the 505(b)(2) approval pathway, from October 2016 to September 2018, as Vice President of Scientific and Regulatory Affairs of Camargo from January 2016 to October 2016, and as Vice President of Drug Development of Camargo from May 2012 to January 2016. Dr. Barnette was also the co-founder of GTx, Inc., a men's health and oncology public company, where he served in various roles from 2001 to 2012. From 1998 to 2001, Dr. Barnette worked for Solvay Pharmaceuticals, Inc., eventually serving as Director of Regulatory Affairs. From 1995 until 1998, Dr. Barnette served as Clinical Pharmacology and Biopharmaceutics Reviewer for the U.S. Food and Drug Administration. Dr. Barnette earned his Doctor of Philosophy, Basic Pharmaceutical Sciences from West Virginia University in 1995 and his Bachelor of Science from Salem College in 1989.

SECURITY OWNERSHIP
The following table sets forth information regarding beneficial ownership of our Common Stock as of January 12, 2021 with respect to (1) each person known to the Company to own beneficially more than 5% of our Common Stock, (2) each named executive officer (as defined below under the heading “Executive Compensation”) and each director and director nominee, and (3) all directors, nominees and executive officers as a group.
We have determined beneficial ownership in accordance with the rules of the SEC. Unless otherwise indicated, the persons and entities included in the table have sole voting and investment power with respect to all shares beneficially owned, except to the extent authority is shared by spouses under applicable law. Shares of our Common Stock subject to options that are either currently exercisable or exercisable within 60 days of January 12, 2021 are treated as outstanding and beneficially owned by the holder for the purpose of computing the percentage ownership of the holder. However, these shares are not treated as outstanding for the purpose of computing the percentage ownership of any other person. This table lists applicable percentage ownership based on 71,906,903 shares of Common Stock outstanding as of January 12, 2021.
	Common Stock
Name and Address of Beneficial Owner(1)	Number of Shares	Percent of Class
Mitchell S. Steiner, M.D., F.A.C.S.(2)	8,388,053	11.5%
Mario Eisenberger, M.D.(3)	116,665	*
Harry Fisch, M.D., F.A.C.S.(4)	8,422,068	11.7%
Michael L. Rankowitz(5)	173,332	*
Jesus Socorro(6)	160,832	*
Grace Hyun, M.D.(7)	11,290	*
Michele Greco(8)	659,914	*
K. Gary Barnette(9)	405,808	*
All directors, nominees and executive officers, as a group (8 persons)(10)	18,337,962	24.6%
*	Less than 1 percent.
(1)	Unless otherwise indicated, the address of each beneficial owner is 48 NW 25th Street, Suite 102, Miami, Florida 33127.
(2)
Consists of (a) 7,184,767 shares of Common Stock owned directly by Dr. Steiner, (b) 210,000 shares of Common Stock held in trusts for the benefit of Dr. Steiner's adult children of which Dr. Steiner's brother is the trustee, and (c) 993,286 shares of Common Stock subject to stock options.

(3)	Consists of 116,665 shares of Common Stock subject to stock options.
(4)
Consists of (a) 322,881 shares of Common Stock held directly by Dr. Fisch, (b) 541,144 shares of Common Stock held jointly by Dr. Fisch and his spouse, (c) 7,239,096 shares of Common Stock held by K&H Fisch Family Partners, LLC, of which Dr. Fisch is the sole manager, and (d) 318,947 shares of Common Stock subject to stock options.

(5)	Consists of (a) 100,000 shares of Common Stock owned directly by Mr. Rankowitz and (b) 73,332 shares of Common Stock subject to stock options.
(6)	Consists of (a) 32,500 shares of Common Stock owned directly by Mr. Socorro and (b) 128,332 shares of Common Stock subject to stock options.
(7)	Consists of 11,290 shares of Common Stock owned directly by Dr. Hyun.
(8)	Consists of (a) 96,178 shares of Common Stock owned directly by Ms. Greco and (b) 563,736 shares of Common Stock subject to stock options.
(9)	Consists of 405,808 shares of Common Stock subject to stock options.
(10)
Includes (a) 210,000 shares of Common Stock held in trusts for the benefit of Dr. Steiner's adult children of which Dr. Steiner's brother is the trustee, (b) 541,144 shares of Common Stock held jointly by Dr. Fisch and his spouse, (c) 7,239,096 shares of Common Stock held by K&H Fisch Family Partners, LLC, of which Dr. Fisch is the sole manager, and (d) 2,600,106 shares of Common Stock subject to stock options.

The above beneficial ownership information is based on information furnished by the specified persons and is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, as required for purposes of this Proxy Statement. This information should not be construed as an admission of beneficial ownership for other purposes.

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC on Forms 3, 4 and 5. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Forms 3, 4 and 5 they file.
Based solely on a review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that during the fiscal year ended September 30, 2020 all reports required by Section 16(a) to be filed by the Company's officers, directors and more than 10% shareholders were filed on a timely basis.

EXECUTIVE COMPENSATION
Summary Compensation Table
The table shown below provides information for the Company's last two fiscal years regarding compensation paid by the Company to the person who served as Chief Executive Officer during fiscal 2020 and the other two persons who served as executive officers of the Company as of September 30, 2020. The individuals listed in this table are referred to elsewhere in this proxy statement as the “named executive officers.”
Name and Principal Position	Year	Salary	Option Awards(1)	Nonequity Incentive Plan Compensation(2)	All Other Compensation(3)	Total
Mitchell S. Steiner, Chairman, President and Chief Executive Officer	2020	$501,913	$388,707	$367,680	$5,003	$1,263,303
	2019	$392,065	$208,356	$199,796	—	$800,217

Michele Greco, Chief Financial Officer and Chief Administrative Officer	2020	$316,107	$105,284	$116,359	$11,252	$549,002
	2019	$306,900	$89,005	$114,903	$12,290	$523,098

K. Gary Barnette, Chief Scientific Officer	2020	$350,000	$116,612	$145,215	$11,800	$623,627
	2019	$330,000	$95,673	$137,808	$13,675	$577,156
(1)
The amount in this column equals the grant date fair value of the award, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 718. Assumptions used in the calculation of the grant date fair value are included in Note 11 to our audited consolidated financial statements, included in our Annual Report on Form 10-K filed with the SEC on December 10, 2020.

(2)
The Company has an annual incentive bonus program which provides participating named executive officers with the opportunity to receive annual payouts in cash and/or options to purchase shares of Common Stock. Participants are eligible to receive payouts upon achievement of corporate goals and individual goals. Corporate goals for fiscal 2019 and fiscal 2020 included specific objectives relating to general corporate matters, product development for our drug candidates and our FC2 and PREBOOST businesses. Payouts are equal to each participant's target amount multiplied by the weighted percentage achievement of the corporate goals and the participant's individual goals, with a payout of up to 100% of the target amount. Payouts to Ms. Greco and Dr. Barnette for fiscal 2019 performance under the annual incentive bonus program were made in the form of stock option grants on November 14, 2019 at a value of $1.00 for each option share, while the payout to Dr. Steiner was made in cash. Each of these options vested in full on November 14, 2020, have a ten-year term and have an exercise price of $1.92 per share, the closing price of the Company’s Common Stock on November 14, 2019. All of the payout to Ms. Greco and $40,000 of the payout to Dr. Steiner for fiscal 2020 performance under the annual incentive bonus program were made in the form of stock option grants on November 13, 2020 at a value of $1.00 for each option share, while the balance of the payout to Dr. Steiner and all of the payout to Dr. Barnette were made in cash. Each of these options vest in full on November 13, 2021, have a ten-year term and have an exercise price of $2.75 per share, the closing price of the Company’s Common Stock on November 13, 2020. All of the options vest upon the occurrence of a “change of control” (as defined in the applicable Equity Incentive Plan).

(3)	The amount of “All Other Compensation” consists of matching contributions by the Company under the Company's retirement plan for its employees.
Equity Awards
During the fiscal year ended September 30, 2020, the Company granted stock options to the named executive officers as set forth in the table below. No stock options were exercised by the named executive officers during the fiscal year ended September 30, 2020. All options vest upon the occurrence of a “change of control” (as defined in the applicable Equity Incentive Plan).

The following table provides information regarding stock options held by the named executive officers at September 30, 2020.
	Option Awards
	Number of Shares Underlying Unexercised Options
Name	Exercisable	Unexercisable	Option Exercise Price	Option Expiration Date
Mitchell S. Steiner	350,000	—	$1.20	8/2/2027
	188,419	—	$1.22	12/14/2027
	140,533	70,267(1)	$1.89	5/2/2028
	125,802	—	$1.38	12/11/2028
	71,866	143,734(4)	$1.60	5/13/2029
	—	350,000(5)	$1.92	11/14/2029

Michele Greco	15,000	—	$1.82	4/4/2026
	44,792	—	$1.20	8/2/2027
	70,138	35,070(2)	$1.05	12/4/2027
	78,508	—	$1.22	12/14/2027
	60,000	30,000(1)	$1.89	5/2/2028
	83,025	—	$1.38	12/11/2028
	30,700	61,400(4)	$1.60	5/13/2029
	—	94,800(5)	$1.92	11/14/2029
	—	114,903(6)	$1.92	11/14/2029

K. Gary Barnette	200,000	100,000(3)	$1.87	9/4/2028
	33,000	66,000(4)	$1.60	5/13/2029
	—	105,000(5)	$1.92	11/14/2029
	—	137,808(6)	$1.92	11/14/2029
(1)	Options for shares vest on May 2, 2021.
(2)	Options for shares vest on December 4, 2020.
(3)	Options for shares vest on September 4, 2021.
(4)	Options for one-half of the shares vest on each of May 13, 2021 and May 13, 2022.
(5)	Options for one-third of the shares vest on each of November 14, 2020, November 14, 2021 and November 14, 2022.
(6)	Options for the shares vest on November 14, 2020.
Employment Agreements
The Company entered into an Employment Agreement with Dr. Steiner on April 5, 2016 that took effect on October 31, 2016 (as amended on July 18, 2016 and November 4, 2016, the “Steiner Employment Agreement”). Under the Steiner Employment Agreement, Dr. Steiner's position with the Company is President and Chief Executive Officer. The initial term of the Steiner Employment Agreement is for three years from October 31, 2016, with automatic one-year renewals thereafter. Pursuant to the Steiner Employment Agreement, Dr. Steiner receives a minimum annual base salary of $375,000, is eligble to receive an annual bonus under the Company's annual incentive bonus program and is entitled to participate in our equity incentive plans. Dr. Steiner is also entitled to participate in all of our employee benefit plans, practices and programs on a basis no less favorable than other similarly situated employees. In the event that Dr. Steiner's employment is terminated by the Company without “cause” or by Dr. Steiner for “good reason” (each as defined in the Steiner Employment Agreement), Dr. Steiner will be entitled to continuation of his base salary and medical and dental insurance coverage for a period of one year following termination. The Steiner Employment Agreement contains customary noncompetition, nonsolicitation and nondisclosure covenants on the part of Dr. Steiner.
The Company and Ms. Greco are parties to an Executive Employment Agreement, dated as of March 21, 2018 (the “Greco Employment Agreement”), which superseded Ms. Greco's previous Employment Agreement dated as of October 4, 2017. Under the Greco Employment Agreement, Ms. Greco's position with the Company is Chief Financial Officer and Chief Administrative Officer. The Greco Employment Agreement does not have a definite term. Pursuant to the terms of the Greco Employment Agreement, Ms. Greco receives a minimum annual base salary of $300,000, is eligible to receive an annual bonus equal to 45% of her base salary under the Company's annual incentive bonus program and is entitled to participate in the Company's equity incentive plans. Ms. Greco is also entitled to participate in all of the Company's employee benefit plans, practices and programs on a basis no less favorable than other similarly situated employees. In the event that Ms. Greco's employment is terminated by the Company without “cause” or by Ms. Greco for “good reason” (each as defined in the Greco Employment Agreement), Ms. Greco will be entitled to continuation of her base salary for a period of one year following termination, payment of any unpaid annual bonus for any completed fiscal year, payment of a pro-rated payment of her target bonus for the year in which the termination occurs and continuation of medical and dental insurance coverage until the earliest of (i) one year following termination, (ii) the date Ms. Greco is no longer eligible to receive COBRA or comparable state law continuation coverage or (iii) the date on which Ms. Greco becomes eligible to receive substantially similar coverage from another employer or another source. If Ms. Greco's employment is terminated by the Company without “cause” or by Ms. Greco for “good reason” within six months following a “change in control” (as defined in the Greco Employment Agreement), then in addition to the benefits described in the preceding sentence, Ms. Greco will be entitled to the accelerated vesting of all unvested equity compensation awards. The Greco Employment Agreement contains customary noncompetition, nonsolicitation and nondisclosure covenants on the part of Ms. Greco.
The Company and Dr. Barnette are parties to an Employment Agreement dated as of September 4, 2018 (the “Barnette Employment Agreement”). Under the Barnette Employment Agreement, Dr. Barnette's position with the Company is Chief Scientific Officer. The Barnette Employment Agreement does not have a definite term. Pursuant to the terms of the Barnette Employment Agreement, Dr. Barnette receives a minimum annual base salary of $330,000, is eligible to receive an annual bonus equal to 45% of his base salary under the Company's annual incentive bonus program and is entitled to participate in our equity incentive plans. Dr. Barnette is also entitled to participate in all of our employee benefit plans, practices and programs on a basis no less favorable than other similarly situated employees. In the event that Dr. Barnette's employment is terminated by the Company without “cause” or by Dr. Barnette for “good reason” (each as defined in the Barnette Employment Agreement), Dr. Barnette will be entitled to continuation of his base salary for a period of six months following termination, payment of any unpaid annual bonus for any completed fiscal year, payment of a pro-rated payment of his target bonus for the year in which the termination occurs and continuation of medical and dental insurance coverage until the earliest of (i) six months following termination, (ii) the date Dr. Barnette is no longer eligible to receive COBRA or comparable state law continuation coverage or (iii) the date on which Dr. Barnette becomes eligible to receive substantially similar coverage from another employer or another source. If Dr. Barnette's employment is terminated by the Company without “cause” or by Dr. Barnette for “good reason” within six months following a “change in control” (as defined in the Barnette Employment Agreement), then in addition to the benefits described in the preceding sentence Dr. Barnette will be entitled to the accelerated vesting of all unvested equity compensation awards. The Barnette Employment Agreement contains customary noncompetition, nonsolicitation and nondisclosure covenants on the part of Dr. Barnette.

DIRECTOR COMPENSATION AND BENEFITS
Overview
The Company does not currently have any arrangement in place to pay a retainer or other cash compensation to non-employee directors generally for their service as Board members. Non-employee directors are eligible to participate in our equity incentive plans and each non-employee director received a stock option award in November 2019.
As described below, Harry Fisch, M.D., F.A.C.S. received compensation as an employee during fiscal 2020.
Director Summary Compensation Table
The following table provides information concerning the compensation paid by the Company in fiscal 2020 to each person who served as a director during fiscal 2020 who was not an executive officer of the Company on September 30, 2020.
Name	Option Awards(1)	All Other Compensation(2)	Total
Mario Eisenberger	$61,083	—	$61,083
Harry Fisch, M.D., F.A.C.S.	$113,280	$465,017	$578,297
Jesus Socorro	$61,083	—	$61,083
Michael L. Rankowitz	$61,083	—	$61,083
Grace Hyun, M.D.	—	—	—
(1)	The amounts reflect the grant date fair value of the stock option awards during fiscal 2020, computed in accordance with ASC Topic 718.
(2)
Effective December 31, 2017, Dr. Fisch became an employee of the Company and serves as Chief Corporate Officer. As Chief Corporate Officer, Dr. Fisch provides services regarding the marketing of the Company's products and also assists with investor relations, public relations, setting strategy for the Company, and medical affairs. Dr. Fisch's compensation in fiscal 2020 consisted of (a) salary paid to Dr. Fisch and (b) stock options issued to Dr. Fisch as a payout under the Company’s annual incentive bonus program for performance during fiscal 2020. See note (2) to the Summary Compensation Table for additional information regarding the Company’s annual incentive bonus program and payouts for fiscal 2020 performance.

The Company and Dr. Fisch are parties to an Employment Agreement dated as of December 31, 2017 (the “Fisch Employment Agreement”). Under the Fisch Employment Agreement, Dr. Fisch's position with the Company is Chief Corporate Officer. The Fisch Employment Agreement does not have a definite term. Pursuant to the terms of the Fisch Agreement, Dr. Fisch will receive a minimum annual base salary of $180,000 and is eligible to receive an annual bonus equal to 45% of his base salary under the Company's annual incentive bonus program. Dr. Fisch is also entitled to participate in all of our employee benefit plans, practices and programs on a basis no less favorable than other similarly situated employees. In the event that Dr. Fisch's employment is terminated by the Company without “cause” or by Dr. Fisch for “good reason” (each as defined in the Fisch Employment Agreement), Dr. Fisch is entitled to continuation of his base salary for a period of six months following termination, payment of any unpaid annual bonus for any completed fiscal year, payment of a pro-rated payment of his target bonus for the year in which the termination occurs and continuation of medical and dental insurance coverage until the earliest of (i) six months following termination, (ii) the date Dr. Fisch is no longer eligible to receive COBRA or comparable state law continuation coverage or (iii) the date on which Dr. Fisch becomes eligible to receive substantially similar coverage from another employer or another source. If Dr. Fisch's employment is terminated by the Company without “cause” or by Dr. Fisch for “good reason” within six months following a “change in control” (as defined in the Fisch Employment Agreement), then in addition to the benefits described in the preceding sentence Dr. Fisch is entitled to the accelerated vesting of all unvested equity compensation awards. The Fisch Employment Agreement contains customary noncompetition, nonsolicitation and nondisclosure covenants on the part of Dr. Fisch.

As of September 30, 2020, the directors listed on the Director Summary Compensation Table who are not named executive officers held the following number of stock options:
	OptionAwards
Name	Vested	Unvested
Mario Eisenberger	98,332	111,668(1)
Harry Fisch, M.D., F.A.C.S.	161,395	309,552(2)
Jesus Socorro	109,999	110,001(3)
Michael L. Rankowitz	54,999	110,001(4)
Grace Hyun, M.D.	—	—
(1)
Represents (a) 15,000 stock options that vest on May 2, 2021, (b) 1,667 stock options that vest on August 17, 2021, (c) 3,334 stock options that vest one-half on each of March 26, 2021 and March 26, 2022, (d) 36,667 stock options that vest one-half on each of May 13, 2021 and May 13, 2022, and (e) 55,000 stock options that vest one-third of the shares vest on each of November 14, 2020, November 14, 2021 and November 14, 2022.

(2)
Represents (a) 18,000 stock options that vest on May 2, 2021, (b) 66,000 stock options that vest one-half on each of May 13, 2021 and May 13, 2022, (c) 102,000 stock options that vest one-third of the shares vest on each of November 14, 2020, November 14, 2021 and November 14, 2022, and (d) 123,552 stock options that vest on November 14, 2020.

(3)
Represents (a) 18,334 stock options that vest on May 2, 2021, (b) 36,667 stock options that vest one-half on each of May 13, 2021 and May 13, 2022, and (c) 55,000 stock options that vest one-third of the shares vest on each of November 14, 2020, November 14, 2021 and November 14, 2022.

(4)
Represents (a) 16,667 stock options that vest on March 20, 2021, (b) 1,667 stock options that vest on August 17, 2021, (c) 36,667 stock options that vest one-half on each of May 13, 2021 and May 13, 2022, and (d) 55,000 stock options that vest one-third of the shares vest on each of November 14, 2020, November 14, 2021 and November 14, 2022.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
In connection with the the Company's acquisition of Aspen Park, the Company entered into a Registration Rights Agreement with the former Aspen Park stockholders, including Harry Fisch, M.D., K&H Fisch Family Partners, LLC and Mitchell Steiner, M.D., granting them certain “Demand” and “Piggyback” registration rights for a period of up to 5 years. The Company will pay for the expenses of registration and related costs but not the selling expenses related thereto. The Company is only required to use its best efforts and in the event the registration does not occur, the Company is not required to pay any compensation to the former Aspen Park stockholders.
K. Gary Barnette, the Company’s Chief Scientific Officer, holds a 25% equity interest in a company from which Aspen Park purchased intellectual property assets relating to our Tamsulosin DRS drug candidate in 2016. This purchase agreement contains installment and milestone payment obligations to this company. We did not make any payments to this company during the fiscal year ended September 30, 2020. The Company has decided to cease further development work on Tamsulosin DRS.
The daughter of Dr. Mitchell S. Steiner, the Chairman, President and Chief Executive Officer of the Company, is employed by the Company in a non-executive officer position and earned total compensation of $162,103 for her services in fiscal 2020.
The son of Dr. Harry Fisch, the Vice Chairman of the Board and Chief Corporate Officer of the Company, is employed by the Company in a non-executive officer position and earned total compensation of $123,157 for his services in fiscal 2020.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of our Board of Directors has appointed RSM US LLP, independent registered public accounting firm, as auditors to audit our financial statements for the fiscal year ending September 30, 2021. Our Board of Directors proposes that the shareholders ratify this appointment. RSM US LLP audited our financial statements for the fiscal year ended September 30, 2020. We expect that representatives of RSM US LLP will be present at the Annual Meeting, with the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.
In the event that ratification of the appointment of RSM US LLP as the independent registered public accounting firm for the Company is not obtained at the Annual Meeting, the Audit Committee of our Board of Directors will reconsider its appointment, and may retain that firm or another firm without resubmitting the matter to our shareholders. Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of a different firm at any time if it determines that such change would be in our best interests.
Under Wisconsin law, the ratification of the appointment of the independent registered public accounting firm requires the number of votes cast in favor of this proposal, whether in person or by proxy, to exceed the number of votes cast against this proposal, assuming a quorum is present.
The Board of Directors recommends that shareholders vote FOR the ratification of RSM US LLP as the independent registered public accounting firm for the Company for the fiscal year ending September 30, 2021.
PROPOSALS FOR 2022 ANNUAL MEETING
Any shareholder who desires to submit a proposal for inclusion in the proxy materials for the 2022 Annual Meeting of Shareholders in accordance with Rule 14a-8 must submit the proposal in writing c/o Secretary, Veru Inc., 48 NW 25th Street, Suite 102, Miami, Florida 33127. We must receive a proposal by September 30, 2021 (120 days prior to the anniversary of the mailing date of this Proxy Statement) in order to consider it for inclusion in the proxy materials for the 2022 Annual Meeting of Shareholders.
Shareholder proposals that are not intended to be included in the proxy materials for the 2021 Annual Meeting of Shareholders, but that are to be presented by a shareholder from the floor are subject to advance notice provisions in our by-laws. According to our by-laws, in order to be properly brought before the meeting, a proposal not intended for inclusion in our proxy materials must be received at our principal offices no later than December 23, 2021, which is 90 calendar days prior to the anniversary of this year's meeting date, and no earlier than November 23, 2021, which is 120 calendar days prior to the anniversary of this year's meeting date, and the notice must set forth the following: (a) a representation that the person sending the notice is a shareholder of record on the record date for the meeting and will remain such through the meeting date, (b) the name and address of such shareholder, (c) the number of shares of our Common Stock which are beneficially owned by such shareholder and any other ownership interest of the shareholder in shares of our Common Stock, whether economic or otherwise, including derivatives and hedges, (d) a representation that such shareholder intends to appear in person or by proxy at such meeting to make the nomination or move the consideration of other business set forth in the notice, (e) if the proposal relates to any business to be brought before the meeting other than election of directors, a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting and any material interest of the shareholder in such business, and (f) if the proposal relates to the nomination of a candidate for election as director, the name, age, address (business and residence), principal occupation or employment of each nominee, the number of shares of our Common Stock beneficially owned by each nominee and any other ownership interest by such person in shares of our Common Stock, whether economic or otherwise, including derivatives and hedges and any other information relating to each nominee that would be required to be disclosed in a definitive proxy statement to shareholders prepared in connection with an election of directors pursuant to Section 14(a) of the Securities Exchange Act of 1934. If the notice does not comply with the requirements set forth in our by-laws, the chairman of the meeting may refuse to acknowledge the matter. If the chairman of the meeting decides to present a proposal despite its untimeliness, the people named in the proxies solicited by the Board of Directors for the 2022 Annual Meeting of Shareholders will have the right to exercise discretionary voting power with respect to such proposal.

ANNUAL REPORT
We are required to file an Annual Report, called a Form 10-K, with the SEC. A copy of the Annual Report on Form 10-K for the fiscal year ended September 30, 2020 will be provided without charge on written request of any shareholder whose proxy is being solicited by the Board of Directors. The written request should be directed to: Secretary, Veru Inc., 48 NW 25th Street, Suite 102, Miami, Florida 33127.
EXPENSES OF SOLICITATION
The cost of this solicitation of proxies will be paid by the Company. It is anticipated that the proxies will be solicited only by mail, except that solicitation personally or by telephone may also be made by our regular employees who will receive no additional compensation for their services in connection with the solicitation. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material and annual reports to beneficial owners of stock held by such persons. We will reimburse such parties for their expenses in so doing.
By Order of the Board of Directors,

Philip R. Greenberg,
Secretary
Miami, Florida
January 28, 2021

VERU INC.
ATTN: PHILIP R. GREENBERG
48 NW 25th STREET, SUITE 102
MIAMI, FL 33127

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on March 22, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on March 22, 2021. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01) Mitchell S. Steiner 02) Mario Eisenberger 03) Harry Fisch 04) Jesus Socorro 05) Michael L. Rankowitz
06) Grace Hyun

The Board of Directors recommends you vote FORproposal 2:

NOTE: In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting.

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Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Annual Report and Notice and Proxy Statement are available at www.proxyvote.com

VERU INC.
Annual Meeting of Shareholders
March 23, 2021 10:00 AM EDT
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Mitchell S. Steiner and Michele Greco, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy, all of the shares of Common Stock of VERU INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 10:00 AM, EDT on March 23, 2021, at Veru Inc., 48 NW 25th Street, Suite 102, Miami, FL 33127, and any adjournment or postponement thereof.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and accompanying Proxy Statement, ratifies all that said proxies or their substitutes may lawfully do by virtue hereof, and revokes all former proxies. Please sign exactly as your name appears hereon, date and return this proxy.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. If other matters come before the meeting, this proxy will be voted in accordance with the best judgment of the proxies appointed.

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Continued and to be signed on reverse side